UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

VICARIOUS SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39384	87-2678169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 Fourth Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 868-1700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBOT	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	RBOT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Equity Incentive Plan

On June 1, 2023, Vicarious Surgical Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) that includes the following material changes:

●	The aggregate number of shares of the Company’s common stock that may be issued under the 2021 Plan is increased by 6,970,817 shares, subject to adjustment for certain changes in the Company’s capitalization.

●	The aggregate maximum number of shares of the Company’s common stock that may be issued pursuant to the exercise of incentive stock options under the 2021 Plan is increased by 6,970,817 shares, subject to adjustment for certain changes in the Company’s capitalization.

A detailed summary of the material features of the 2021 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2023. That summary and the foregoing description of the 2021 Plan is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Non-Employee Director Compensation Policy

The Company’s board of directors (the “Board of Directors”) approved an amendment to the Company’s non-employee director compensation policy (the “Non-Employee Director Compensation Policy”), effective as of June 1, 2023. Pursuant to the amended policy, non-employee directors receive annual retainers as follows:

Position	Retainer
Chairperson of the Board (Additional Retainer)	$35,000
Member of the Board	$40,000
Chairperson of the Audit Committee	$18,000
Member of the Audit Committee	$6,300
Chairperson of the Compensation Committee	$14,250
Member of the Compensation Committee	$5,500
Chairperson of the Nominating and Corporate Governance Committee	$10,000
Member of the Nominating and Corporate Governance Committee	$4,650

These fees are payable in arrears in quarterly installments no later than the fifteenth day following the end of each calendar quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our board of directors, on such committee or in such position. Non-employee directors may elect to receive a restricted stock unit award with a grant date fair value of the retainer amounts in lieu of receiving cash in such amounts. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of our board of directors and any committee of the board on which they serve and in connection with other business related to the board. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.

In addition, we grant to new non-employee directors upon their initial election to our board of directors a number of restricted stock units (each restricted stock unit relating to one share of Class A common stock) having an aggregate fair market value equal to $301,800, determined by dividing (A) $301,800 by (B) the closing price of the Class A common stock on the NYSE on the date of the grant (rounded down to the nearest whole share), on the date that the non-employee director is first appointed or elected to our board of directors. Each of these grants shall vest in equal monthly installments over 36 months from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.

Furthermore, each non-employee director who has been serving on our board of directors for six months as of the date of any annual meetings of stockholders shall automatically receive a restricted stock unit award having an aggregate fair market value equal to $145,000, each year on the date of our annual meeting of stockholders. Each non-employee director who has been serving on our board of directors for less than six months as of the date of any annual meetings of stockholders, shall automatically receive a restricted stock unit award prorated for the portion of the year served on our board of directors. Each of these restricted stock unit awards shall vest in equal monthly installments over 12 months from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.

The foregoing description of the Non-Employee Director Compensation Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Non-Employee Director Compensation Policy, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2023, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware to limit the liability of its officers as permitted by recent amendments to Delaware law (the “Charter Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s stockholders at the Annual Meeting. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2023, the Company held its Annual Meeting. Of 499,254,534 votes outstanding as of the record date of April 11, 2023, a quorum of at least 347,176,684 votes, or 69.53% of the votes outstanding and entitled to be cast at the meeting, were present or represented by proxy.

The following actions were taken at such meeting:

1. The following nominees were elected to serve on the Board of Directors until the Company’s 2024 annual meeting of stockholders, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adam Sachs	325,707,056	523,152	20,946,476
Sammy Khalifa	325,719,137	511,071	20,946,476
David Styka	317,490,594	8,739,614	20,946,476
Victoria Carr-Brendel	323,045,394	3,184,814	20,946,476
Ric Fulop	322,603,617	3,626,591	20,946,476
David Ho	323,005,109	3,225,099	20,946,476
Beverly Huss	323,034,951	3,195,257	20,946,476
Donald Tang	325,877,588	352,620

2. The amendment to the 2021 Plan was approved, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
318,484,525	7,590,085	155,598	20,946,476

3. The Charter Amendment was approved, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
320,233,531	5,771,038	225,639	20,946,476

4.  The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
346,899,198	152,799	124,687	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on June 6, 2023
10.1	Vicarious Surgical Inc. 2021 Equity Incentive Plan, as amended, and forms of agreement thereunder
10.2	Amended and Restated Non-Employee Director Compensation Policy
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICARIOUS SURGICAL INC.

By:	/s/ June Morris
Name:	June Morris
Title:	General Counsel and Chief Legal Officer

Date: June 7, 2023

4